UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2011 (June 9, 2011)

ALPHA APPALACHIA HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-7775	95-0740960
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

One Alpha Place, P.O. Box 2345,
Abingdon, VA 24212
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (276) 619-4410

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Foundation Senior Notes Supplemental Indenture

On June 13, 2011, Foundation PA Coal Company, LLC, Alpha Natural Resources, Inc. (“Alpha”), Alpha Appalachia Holdings, Inc. (formerly Massey Energy Company, “Massey”), certain wholly owned subsidiaries of Massey (the “Subsidiaries”), and the Bank of New York Mellon, as trustee, entered into a Fifth Supplemental Indenture (the “Foundation Senior Notes Fifth Supplemental Indenture”) to that certain Base Indenture dated as of July 30, 2004, as supplemented by that Supplemental Indenture dated as of September 6, 2005, as further supplemented by that Supplemental Indenture dated as of October 5, 2007, as further supplemented by that Third Supplemental Indenture dated as of August 1, 2009, and as further supplemented by that Fourth Supplemental Indenture dated as of February 2, 2011, which governs the terms of Alpha’s 7.25% Senior Notes due 2014 (the “Foundation 7.25% Senior Notes”), pursuant to which Massey and the Subsidiaries agreed to provide a guarantee of the Foundation 7.25% Senior Notes. A copy of the Foundation Senior Notes Fifth Supplemental Indenture is attached to this Current Report on Form 8-K as Exhibit 4.1 and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Foundation Senior Notes Supplemental Indenture

The information set forth in Item 1.01 of this Current Report on Form 8-K regarding the Foundation Senior Notes Fifth Supplemental Indenture is incorporated herein by reference.

Item 8.01 Other Events

On June 9, 2011, Massey issued an Amended and Restated Notice of Fundamental Change (the “Notice”) relating to Massey’s 3.25% Convertible Senior Notes due 2015 (the “3.25% Convertible Notes”) which amends and restates the original Notice of Fundamental Change sent on June 6, 2011.  According to the Notice, holders of the 3.25% Convertible Notes will have the right to require Massey to repurchase any outstanding 3.25% Convertible Notes on July 5, 2011 (the “Repurchase Date”) at a purchase price of 100% of the principal amount of the 3.25% Convertible Notes repurchased, plus accrued and unpaid interest, if any, to but excluding the Repurchase Date. As a result, the 3.25% Convertible Notes will remain convertible and holders will be entitled to receive a “Make-Whole Premium” through July 5, 2011. A copy of the Notice is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1
Fifth Supplemental Indenture, dated as of June 13, 2011, by and among Foundation PA Coal Company, LLC, Alpha Natural Resources Inc., Alpha Appalachia Holdings, Inc. and certain subsidiaries of Alpha Appalachia Holdings, Inc., as Guarantors, and the Bank of New York Mellon, as Trustee.

99.1	Amended and Restated Notice of Fundamental Change issued June 9, 2011 by Alpha Appalachia Holdings, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpha Appalachia Holdings, Inc.

June 14, 2011	By:	/s/ Vaughn R. Groves
Name: Vaughn R. Groves
Title: Executive Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
4.1
Fifth Supplemental Indenture, dated as of June 13, 2011, by and among Foundation PA Coal Company, LLC, Alpha Natural Resources Inc., Alpha Appalachia Holdings, Inc. and certain subsidiaries of Alpha Appalachia Holdings, Inc., as Guarantors, and the Bank of New York Mellon, as Trustee.

99.1	Amended and Restated Notice of Fundamental Change issued June 9, 2011 by Alpha Appalachia Holdings, Inc.